Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

GOTHAM ENHANCED S&P 500 INDEX FUND

(THE “FUND”)

Institutional Class Shares

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated May 4, 2020 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2020, as may be amended or supplemented from time to time.

Extension of the Fund’s Expense Limitation/Reimbursement Agreement

Effective April 22, 2020, Gotham Asset Management, LLC, the Fund’s investment adviser (“Gotham” or the “Adviser”), has contractually agreed to extend the term of the Amended and Restated Expense Limitation/Reimbursement Agreement with the Trust for the Fund for an additional two-year period ending January 31, 2023. Accordingly, the Prospectus and SAI are changed as set forth below:

•	On page 26 of the Prospectus, Footnote 1 to the “Expenses and Fees” table is deleted in its entirety and replaced with the following:

1 Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions), do not exceed 0.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

•	On page 26 of the Prospectus, the section “Expense Example” is deleted in its entirety and replaced with the following:

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$457	$1,181	$3,110

•	On page 27 of the SAI, reference to the “Termination Date” of January 31, 2021 for the Fund’s Expense Limitation be, and hereby is, deleted and replaced with the date of January 31, 2023.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE